                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 02549


                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 12, 1998


                             NEW PLAN REALTY TRUST
            (Exact name of registrant as specified in its charter)

Massachusetts                 001-08459                    13-1995781
(State or other               (Commission File             (IRS Employer
jurisdiction of               Number)                      Identification No.)
incorporation
or organization)

1120 Avenue of America, New York, New York                    10036
(Address of principal executive offices)                   (Zip Code)

(212) 869-3000
(Registrant's Telephone Number)


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Item 5.  Other Events

     On May 14, 1998, New Plan Realty Trust, a Massachusetts business trust (the "Company"), Excel Realty Trust, Inc., a Maryland corporation ("Excel"), and ERT Merger Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of Excel ("Sub"), entered into an Agreement and Plan of Merger dated as of May 14, 1998 providing for the merger of the Sub with and into the Company and the Company surviving as a wholly-owned subsidiary of Excel.
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     The Company's definitive proxy statement relating to the merger was filed on August 12, 1998.

Item 7.  Exhibits

     23   Consent of PriceWaterhouseCoopers LLP.

   99.1   New Plan Realty Trust's definitive proxy statement dated August 12,
          1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NEW PLAN REALTY TRUST
                                       Registrant


Dated:  August 13, 1998                /s/ Steven F. Siegel
                                       --------------------------------
                                       Steven F. Siegel
                                       General Counsel and Secretary